Exhibit 10.4

Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and is the type of information that the Company treats as private or confidential, as indicated by the marking “[REDACTED]”.

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”), dated as of November 21, 2024, is entered into between Camerry New Material Tech Limited, an exempted company incorporated in the Cayman Islands with limited liability (the “Company”), and each purchaser identified in Exhibit A and on the signature pages hereto (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, immediately prior to or upon the Closing (as defined below) the Company will have (i) an authorized share capital of US$50,000 divided into 450,000,000 Class A ordinary shares of par value US$0.0001 each (“Class A Ordinary Shares”) and 50,000,000 Class B ordinary shares of par value US$0.0001 each (“Class B Ordinary Shares”), with each Class A Ordinary Share having one vote and each Class B Ordinary Share having fifteen votes at a general meeting of shareholders of the Company (subject to applicable law), and (ii) a total of 7,829,362 Class A Ordinary Shares and 8,000,000 Class B Ordinary Shares issued and outstanding.

WHEREAS, the Company wishes to issue, offer and sell to the Purchasers severally, and the Purchasers severally wish to subscribe and purchase from the Company, the number of new Class A Ordinary Shares set forth in Exhibit A (the “Subscription Shares”), subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.              Purchase, Sale, Payment and Other Services.

(a)            Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 2), the Company shall allot, issue and sell to the Purchasers, and the Purchasers shall subscribe and purchase from the Company, the Subscription Shares identified in Exhibit A. The aggregate purchase price for the Subscription Shares shall be a total of US$1,730,600 (the “Purchase Price”) payable in accordance with Exhibit A and the terms of this Agreement.

(b)            Each Purchaser shall make periodic payments for the aggregate Purchase Price in accordance with Exhibit A to the bank account designated by the Company. Until such time as all of the aggregate Purchase Price has been fully paid, the Company shall have all rights with respect to the unpaid or partly paid Subscription Shares as are available under applicable law and the memorandum and articles of association of the Company, including but not limited to commencing a legal action to claim such payments owed, as well as enforcing the right to impose a lien and charge over such shares, to make calls on money unpaid, and forfeiture of such shares. The parties agree that each periodic payment within the specific time period in Exhibit A shall be credited to the applicable portion of the Subscription Shares as paid up shares.

(c)            Each Purchaser shall assist the Company to prepare for its Nasdaq listing and initial public offering, establish an efficient and productive management team, assist in enhancing brand value, improve operational performance, assist the Company with the planning and implementation of future offering roadshows, and recommend potential investors to the Company, subject to compliance with all applicable laws and regulations.

2.              Closing. Subject to the terms and conditions contained in this Agreement, the issue, purchase and sale of the Subscription Shares contemplated hereby shall take place at a closing (the “Closing”) to be held as soon as practicable after the date of this Agreement on a date to be determined by the parties to this Agreement (the “Closing Date”) remotely by exchange of documents and signatures (or their electronic counterparts), or at such other place or on such other date as the Purchasers and the Company may mutually agree upon in writing. At the Closing, the Company shall deliver to the Purchasers share certificates of the Company evidencing the Subscription Shares, and such other documents as are required to confer title to the Subscription Shares to the Purchasers.

3.              Closing Conditions.

(a)            The obligation of the Company to sell, transfer and assign the Subscription Shares to the Purchasers hereunder is subject to the satisfaction of the following conditions as of the Closing:

(i)             the representations and warranties of the Purchasers in Section 5 hereof shall be true and correct on and as of the Closing Date with the same effect as though made at and as of such date;

(ii)            the Purchasers shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date; and

(iii)           the Purchasers shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the transactions contemplated herein.

(b)            The obligation of the Purchasers to purchase the Subscription Shares from the Company is subject to the satisfaction of the following conditions as of the Closing:

(i)             the representations and warranties of the Company in Section 4 shall be true and correct on and as of the Closing Date with the same effect as though made at and as of such date;

(ii)            the Company shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date; and

(iii)           the Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the transactions contemplated herein.

4.              Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as follows:

(a)            The Company is a company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands.

(b)            The Company has all requisite power and authority to execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. The Company has obtained all necessary corporate approvals for the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and (assuming due execution and delivery by Purchaser) constitutes the Company's legal, valid and binding obligation, enforceable against the Company in accordance with its terms.

(c)            The Subscription Shares have been duly authorized for issue, and when issued by the Company and after receipt of payment in full of the consideration as set out herein and in accordance with the terms set out herein, such shares will be validly issued, fully paid and non-assessable, free and clear of all liens, pledges, security interests, charges, claims, encumbrances, agreements, options, voting trusts, proxies and other arrangements or restrictions of any kind (“Encumbrances”).

(d)            The execution, delivery and performance by the Company of this Agreement do not conflict with, violate or result in the breach of, or create any Encumbrance on the Subscription Shares pursuant to, any agreement, instrument, order, judgment, decree, law or governmental regulation to which the Company is a party or is subject or by which the Subscription Shares are bound.

(e)            No governmental, administrative or other third-party consents or approvals are required by or with respect to the Company in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(f)            There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of the Company, threatened against or by the Company that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(g)            No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

5.              Representation and Warranties of the Purchasers. The Purchasers hereby jointly and severally represent and warrant to the Company as follows:

(a)            Each of the Purchasers is a company duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and its respective corporate information and documents provided to the Company are true and correct in all respects.

(b)            Each of the Purchasers has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchasers and (assuming due authorization, execution and delivery by the Company) this Agreement constitutes a legal, valid and binding obligation of the Purchasers enforceable against the Purchasers in accordance with its terms.

(c)            The Purchasers are acquiring the Subscription Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof. the Purchasers acknowledges that the Subscription Shares are not registered under the Securities Act of 1933, as amended, or any state securities laws, and that the Subscription Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act of 1933, as amended or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.

(d)            No governmental, administrative or other third party consents or approvals are required by or with respect to the Purchasers in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(e)            There are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge of the Purchasers, threatened against or by the Purchasers that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(f)             No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Purchasers.

(g)            The Purchasers agree to the imprinting of a legend on any of the share certificates of the Company or shareholder list and book-entry records representing the Subscription Shares substantially in the following form:

THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

6.              Survival. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closing hereunder.

7.              Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

8.              Termination. This Agreement may be terminated at any time prior to the Closing (a) by the mutual written consent of the Purchasers and the Company or (b) by each of the Purchasers or the Company if (i) a breach of any provision of this Agreement has been committed by any other party and such breach has not been cured within 30 days following receipt by the breaching party of written notice of such breach, or (ii) the Closing does not occur by December 31, 2024. Upon termination, all further obligations of the parties under this Agreement shall terminate without liability of any party to the other parties to this Agreement, except that no such termination shall relieve any party from liability for any fraud or willful breach of this Agreement.

9.              Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

10.            Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and may be addressed to the parties at the addresses set forth on the signature page (or to such other address that may be designated by the receiving party from time to time in accordance with this section). All Notices shall be delivered by personal delivery, nationally recognized overnight courier (with all fees pre-paid), e-mail (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid).

11.            Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

12.            Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed.

13.            Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

14.            Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

15.            Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

16.            Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of New York in each case located in the city of New York and any county thereof, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to such party's address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

17.            Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

Purchaser, HK Zhongzhao Investment Group Co Limited

By: /s/ HK Zhongzhao Investment Group Co Limited
Name: [REDACTED]
Title: Director
Contact details for notices:
Address: ROOM 602,6/F,KAI YUE COMMERCIAL BUILDING,NO.2C,ARGYLE STREET,MONGKOK KOWLOON,HONG KONG
Attention: [REDACTED]
Email: [REDACTED]

Purchaser, HK Jun Hao Capital Management Co., Limited

By: /s/ HK Jun Hao Capital Management Co., Limited
Name: [REDACTED]
Title: Director
Contact details for notices:
Address: ROOM 602,6/F,KAI YUE COMMERCIAL BUILDING,NO.2C,ARGYLE STREET,MONGKOK KOWLOON,HONG KONG
Attention: [REDACTED]
Email: [REDACTED]

Company, Camerry New Material Tech Limited

By: /s/ Wenyu Lin
Name: Wenyu Lin
Title: Director
Contact details for notices:
Address: Shouzhi Road, Songxia Town, Binhai Industrial Zone, Changle District, Fuzhou City,
Fujian Province, PRC, 350217
Attention: Wenyu Lin
Email: [REDACTED]
With a copy (which shall not constitute notice) to:
Sichenzia Ross Ference Carmel LLP, 1185 Avenue of the Americas, 31st floor, New York, NY 10036
Attn: Huan Lou, E-mail: hlou@srfc.law

[Signature page to the share purchase agreement]

EXHIBIT A

PURCHASERS AND PAYMENT

	Purchaser’s name, jurisdiction of incorporation and address:	Number of new Class A Ordinary Shares subscribed for:	Purchase price per share	Periodic Payments by each Purchaser	Total subscription amount
1.	HK Zhongzhao Investment Group Co Limited, a company incorporated with limited liability in Hong Kong. Business registration number: 75272210	1,439,033	Approximately US$0.80	US$288,425 per period, on or before December 31, 2024, March 31, 2025, June 30, 2025 and October 31, 2025 each, payable to the bank account designated by the Company.	US$	1,153,700
2.	HK Jun Hao Capital Management Co., Limited, a company incorporated with limited liability in Hong Kong. Business registration number: 75272155	719,516	Approximately US$0.80	US$144,225 per period, on or before December 31, 2024, March 31, 2025, June 30, 2025 and October 31, 2025 each, payable to the bank account designated by the Company.	US$	576,900
	Total	2,158,549			US$	1,730,600